FOURTH AMENDMENT
                                          TO THE
                                 EASTERN UTILITIES ASSOCIATES
                                     EMPLOYEES' SAVINGS PLAN


        WHEREAS, Eastern Utilities Associates (the "Employer") previously adopted the Eastern Utilities Associates Employees' Savings Plan (the "Plan") effective January 1, 1982;

        WHEREAS, the Employer amended and restated the Plan effective January 1, 1989;

        WHEREAS, the Employer has resolved to amend the definition of earnings under the Plan; and

        WHEREAS, the Employer has reserved the right to amend the Plan from time to time under Section 13.2 of the Plan;

        NOW, THEREFORE, in accordance with and pursuant to the foregoing, the Plan is amended, effective July 1, 1997, as follows:


1. The first paragraph of Section 1.12 is hereby amended by deleting the same in its entirety and by substituting therefore the following:

        "Earnings" shall mean, subject to Section 4.1, the regular straight time wages, overtime, bonuses and special pay (including commissions) paid by the Employer to an Employee during the Plan Year, exclusive of the Employer's cost for any public or private employee benefit plan (including the Plan), except that Earnings shall include any Pre-Tax Participant Contribution(s) made hereunder and any salary deferrals made by the Employee to a plan maintained by a Participating Employer which meets the requirements of Code Section 125 during the Plan Year."


2. The following sentence is hereby added at the end of the first paragraph of Section 3.1:

        The Committee shall establish such rules and regulations as it deems necessary and appropriate for the administration of elections to make Pre-Tax Participant Contributions."


3.      The following sentence is hereby added to the first paragraph of
        Section 4.1 of the Plan as follows:

        "Solely for purposes of this Section 4.1, Earnings with respect to which a Participant makes Pre-Tax Contribution(s) shall only consist of a Participant's regular straight time wages, overtime and special pay not paid as a commission."


        IN WITNESS WHEREOF, EASTERN UTILITIES ASSOCIATES has caused this instrument to be executed and delivered on its behalf by the undersigned on this 16 day of June, 1997.



ATTEST:                                         EASTERN UTILITIES ASSOCIATES


/s/Clifford J. Hebert, Jr.                      By: /s/ Donald G. Pardus
    Secretary

                                                Its: Chairman


(Corporate Seal)